                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                       ---------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        DATE OF EARLIEST EVENT REPORTED
                                 MARCH 28, 2002



                           LANDRY'S RESTAURANTS, INC.


STATE OR OTHER                     COMMISSION                     IRS EMPLOYER
JURSIDICTION OF                    FILE NUMBER:                  IDENTIFICATION
INCORPORATION:                                                       NUMBER:
                                    000-22150
  DELAWARE                                                         74-0405386


                             1510 WEST LOOP SOUTH
                             HOUSTON, TEXAS  77027

                        REGISTRANT'S TELEPHONE NUMBER,
                     INCLUDING AREA CODE - (713) 850-1010


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ITEM5.  OTHER EVENTS

              On March 28, 2002, Landry's Restaurants, Inc. announced that it was confirming its previously announced earnings guidance.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     C. Exhibits

        Exhibit No.        Description
        -----------        -----------
        99.1               Press Release announcing confirmation of earnings
                           guidance of Landry's Restaurants, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 28, 2002             LANDRY'S RESTAURANTS, INC.




                                     By:  /s/  Paul S. West
                                        ------------------------------------
                                            Paul S. West,
                                            Vice President and Chief Financial
                                            Officer